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                                                                  Exhibit 23.2











                        INDEPENDENT AUDITORS' CONSENT



The Board of Directors
1st Colonial Bancorp, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.





/s/ KPMG  LLP

Philadelphia, Pennsylvania

July 10, 2002